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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation)	1-9838 (Commission File Number)	61-0985936 (I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of NS Group, Inc., dated February 8, 2005, reporting the Company’s results of operations for the quarter and full year ended December 31, 2004.

The information, including exhibits attached hereto, in this Current Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit

99.1	Press release issued by NS Group, Inc. on February 8, 2005, regarding the Company’s results of operations for the quarter and full year ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: February 9, 2005	By:	/s/ Thomas J. Depenbrock

Thomas J. Depenbrock
Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press release issued by NS Group, Inc. on February 8, 2005, regarding the Company’s results of operations for the quarter and full year ended December 31, 2004